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                                                                   EXHIBIT 10.84

                      SECOND AMENDMENT TO GRANCARE, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN


     THIS SECOND AMENDMENT, made on this ____ day of ____________, 1997, by GRANCARE, INC. (the "Company"), a corporation duly organized and existing under the laws of the State of Delaware;

                             W I T N E S S E T H:
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     WHEREAS, the Company maintains the Grancare, Inc. Executive Deferred
Compensation Plan (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan to change the definition of eligible employee;

     NOW, THEREFORE, the Plan is hereby amended effective as of the first written above by deleting Plan Section 1.22 and replacing it with the following:

          "1.22. `Eligible Employee' means any Employee of the
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          Company (a) who is considered to be a `management' or
          `highly compensated employee' of the Company within the meaning of Section 201(2) of the Act and (b) who has been specifically designated by the Board of Directors as eligible to become a Plan Participants."

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on the day and year first above written.

                                             GRANCARE, INC.



                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------

ATTEST:

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Title:
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        [CORPORATE SEAL]
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                                GRANCARE, INC.

                                  RESOLUTIONS

     RESOLVED, that the Company does hereby approve the adoption of the Second Amendment to the GranCare, Inc. Executive Deferred Compensation Plan (the "Second Amendment") in the form and substance substantially similar to that presented to and reviewed by the Board of Directors of the Company.

     RESOLVED, that the officers of the Company, and their respective designees, are hereby authorized and directed to take all actions and to finalize, execute and deliver all agreements, instruments, and other documents as they shall respectively deem necessary to carry out the intent of the foregoing resolutions, including, without limitation, executing and delivering the Second Amendment.

     RESOLVED, that the signature of any officer or his designee on any agreement, instrument, indenture, or document shall be conclusive evidence of his authority.